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                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

     The undersigned hereby certifies that the Form 10-Q Quarterly Report of Quaker Chemical Corporation (the "Company") for the quarterly period ended June 30, 2002 filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        Quaker Chemical Corporation

Dated: August 14, 2002                  By:     /s/ Ronald J. Naples
                                            -----------------------------
                                            Ronald J. Naples
                                            Chairman and Chief Executive Officer